Pension and other employee benefit plans (Tables)	6 Months Ended
Sep. 30, 2018
Components of Net Periodic Benefit Cost of Severance Indemnities and Pension Plans

The following table summarizes the components of net periodic benefit cost of the severance indemnities and pension plans of the MHFG Group for the six months ended September 30, 2017 and 2018:

	Six months ended September 30,
	2017	2018
	(in millions of yen)
Service cost-benefits earned during the period	21,643	21,726
Interest costs on projected benefit obligations	3,609	3,331
Expected return on plan assets	(17,353)	(19,124)
Amortization of prior service benefits	102	76
Amortization of net actuarial loss (gain)	214	(3,942)
Special termination benefits	2,128	1,792

Net periodic benefit cost	10,343	3,859